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                    LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              AMERICAN LEGACY III
                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

                          SUPPLEMENT DATED MAY 1, 1998
                       TO PROSPECTUS DATED APRIL 1, 1998

   PLEASE READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

  The sentence set forth below should be inserted in the following sections of the Prospectus: 1. PAGE 1--immediately following the sixth paragraph; 2. PAGE 3--at the end of the definition of Flexible premium deferred contract; and 3. PAGE 13--after the first sentence under the section titled "PURCHASE PAYMENTS":

  (Note, however, that for contracts purchased in the State of Oregon, no purchase payments may be made after the first contract year.)

  The following sentence should replace the last sentence under the section titled "PURCHASE PAYMENTS" (Page 14) in its entirety:

  Except in Oregon (see above), purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the death of the contractowner (or joint owner, if applicable), whichever comes first.